Exhibit 10.1

B.L. Tay

Architect

502-C, Jalan Tanjung Bungah, 11200 Penang

Tel: (04) 8902033 (Hunting) Fax: (04) 8902055

E-mail: project@blt-archi.com/bltarchi@streamyx.com

Web Page : www. Blt-archi.com

0276/PG-F/ALTERA-NEW/09-07/090108/uqs

11 January 2008

Nakano Construction Sdn. Bhd.

345 J, 2nd Floor, Bangunan Kelab Gelugor,

Jalan Sultan Azlan Shah,

11700 Penang

(Attention : Mr. Masaru Sugiura)

CONFIDENTIAL

Dear Sir,

CADANGAN MENDIRIKAN SEBUAH PEJABAT DAN MAKMAL 3 TINGKAT, DI ATAS LOT 15834 MEDAN BAYAN LEPAS, BAYAN LEPAS TECHNOPLEX, MUKIM 12, KAWASAN PERINDUSTRIAN BAYAN LEPAS, DAERAH BARAT DAYA, PULAU PINANG

Main Contract Works - Letter of Acceptance

We thank you for your tender submitted on 24 December 2007 and the subsequent discussions in connection with the above.

On behalf of the Employer, Altera Corporation (M) Sdn. Bhd., we are authorised to accept your tender and hereby award to you the Contract for the Construction and Completion of the aforesaid Works subject to the following terms and conditions:-

1.	Contract Sum

The Contract Sum shall be in the amount of RM70,600,000.00 (Ringgit Malaysia : Seventy Millions and Six Hundred Thousand Only).

The Contract Sum shall be a fixed lump sum based on the contract drawings and specifications. No additional claims for time or expense will be entertained in the event of discrepancies, conflicts and/or divergences in the drawings and specifications. All such discrepancies, conflicts and/or divergences shall be resolved by reference to the Architectural Drawings and you are deemed to have based on your lump sum price on achieving the construction of the works in compliance with the Architectural Drawings.

However, if there are any discrepancies, conflicts and/or divergences in the Architectural Drawings or such drawings are incapable of construction, you are required to bring to our attention all such discrepancies, conflicts and/or divergences before you acknowledge this acceptance of your tender.

Ar. TAY BOON LEONG PJK

B. Sc (HBP) HONS, B.Arch, A.P.A.M., AIPDM

Letter of Acceptance

B.L. Tay

Architect

502-C, Jalan Tanjung Bungah, 11200 Penang

Tel: (04) 8902033 (Hunting) Fax: (04) 8902055

E-mail: project@blt-archi.com/bltarchi@streamyx.com

Web Page : www. Blt-archi.com

1.	Contract Sum (Cont’d)

Failure to bring to our attention all such discrepancies, conflicts and/or divergences will result in all discrepancies, conflicts and/or divergences being resolved at no additional cost or time.

2.	Contract Period

Possession of the site for commencement of the Works shall be 25 January 2008 which shall be the Date of Commencement of the Works.

The whole of the Works shall be completed within Nine (9) months from the Date of Commencement, that is to say, the Date of Completion shall be 24 October 2008.

Time for completion of this Contract is critical, and the fixed completion time must be strictly adhered to. The Contractor shall provide for multiple gangs and suitable construction techniques, plants and equipment to comply.

You shall be liable for Liquidated and Ascertained Damages (L.A.D.) at the rate of RM20,000.00 (Ringgit Malaysia : Twenty Thousand Only) per day in the event the whole of the Works is not completed by the Date of Completion; or in the case where an extension to the Date of Completion has been granted under the terms and conditions of the Contract, by the said extended Date of Completion.

The Liquidated and Ascertained Damages (L.A.D.) expressed herein shall be deemed to be the actual loss which the Employer will suffer without the need of the Employer to prove his actual damages or loss in the event the Contractor fails to complete by the Date of Completion or any extension thereof.

3.	Prime Cost and Provisional Sums

All Prime Cost and Provisional Sums shall be expended in accordance with the provisions of the Contract and any amount not expended at the end of the Contract will be deducted from the Contract Sum and the details will be reflected in the Statement of Final Accounts.

Ar. TAY BOON LEONG PJK

B. Sc (HBP) HONS, B.Arch, A.P.A.M., AIPDM

Letter of Acceptance

B.L. Tay

Architect

502-C, Jalan Tanjung Bungah, 11200 Penang

Tel: (04) 8902033 (Hunting) Fax: (04) 8902055

E-mail: project@blt-archi.com/bltarchi@streamyx.com

Web Page : www. Blt-archi.com

4.	Contract Documents & Correspondences

4.1	The following documents and correspondences shall constitute integral parts of the Contract hereby awarded and shall be deemed to form the Contract Documents. The document higher up on the list shall take precedence over the document lower down on the list.

4.1.1	This Letter of Acceptance

4.1.2	The Articles of Agreement

4.1.3	The Conditions of Contract

4.1.4	The Addenda to the Conditions of Contract

4.1.5	The Contract Drawings which include the Architectural Drawings

4.1.6	The Supplementary Specifications

4.1.7	The Standard Specification of Materials and Workmanship

4.1.8	Breakdown of Tender/Bills

4.1.9	Preambles to All Trades

4.1.10	Final Summary

4.1.11	Letter (Tender Addendum No. 1) dated 12 December 2007 from Messrs.B.L. Tay Architect to Messrs. Nakano Construction Sdn. Bhd.

4.1.12	Letter (Tender Queries) dated 18 December 2007 from Messrs.B.L. Tay Architect to Messrs. Nakano Construction Sdn. Bhd.

4.1.13	Letter (Tender Addendum No. 2) dated 19 December 2007 from Messrs.B.L. Tay Architect to Messrs. Nakano Construction Sdn. Bhd.

4.1.14	Letter (Tender Addendum No. 3) dated 4 January 2008 from Messrs.B.L. Tay Architect to Messrs. Nakano Construction Sdn. Bhd.

4.1.15	Tender Documents (except for the documents listed above) for Main Contract Works comprising Basis of Contract and Tender Sum, Form of Tender, Conditions of Tendering including the Tender Drawings as listed in Appendix “A1” of the Tender Documents.

4.2	You have examined the Contract Documents and are satisfied that there are no ambiguities, discrepancies, inconsistencies, divergences, design or construction impracticalities or omissions from, within or between such documents and that such documents are sufficient in all respects for the purposes of carrying out and completing the Works. The Contract Documents are to be read as a whole and are to be taken as mutually explanatory of one another. The priority of the documents which form the Contract Documents are as listed above and in the event of any conflict, discrepancy or inconsistency between the documents, a document higher on the list will prevail over a document lower on the list.

5.	Performance Bond

You will also be required before commencement of the works to provide a Banker’s Guarantee for a sum of RM3,530,000.00 (Ringgit Malaysia : Three Millions Five Hundred Thirty Thousand Only) which is equivalent to 5% of Contract Sum for the due performance and fulfilment of the Contract in all its parts according to the true intent and meaning thereof.

Ar. TAY BOON LEONG PJK

B. Sc (HBP) HONS, B.Arch, A.P.A.M., AIPDM

Letter of Acceptance

B.L. Tay

Architect

502-C, Jalan Tanjung Bungah, 11200 Penang

Tel: (04) 8902033 (Hunting) Fax: (04) 8902055

E-mail: project@blt-archi.com/bltarchi@streamyx.com

Web Page : www. Blt-archi.com

6.	Insurances

All insurance taken out under the Contract shall strictly adhere to the full requirements provided in the Tender Documents including maintenance of the Defects Liability Period from the Date of Practical Completion.

You are to note that no work shall commence until copies and premium receipts for all insurances as specified in the Tender Documents are submitted to us.

7.	Contract Agreement

The Contract is awarded on the PAM/ISM Form of Contract (Private Edition Without Quantities – Edition 1998, Revised October 1998) comprising Articles of Agreement and Conditions of Contract with supplementary modifications as detailed in Addendum to Agreement and Conditions of Building Contract of the Tender Documents.

This contract shall be a firm price contract. No claim will be allowed for any variation in the cost of wages, fuel, materials, exchange rates, plants, taxes, statutory contributions and duties, etc. which may occur during the contract period. All rates and sums in these contract documents will be deemed to include for such provision.

8.	Survey Requirements

The Contractor is responsible for the true and proper setting out of the Works and for the correctness of the position, levels, dimensions and alignment of all parts of the Works and for the provision of all necessary instruments, appliances and labour in connection therewith.

Levels and setting out of the Works shall be carried out in accordance with the Architect’s and the Civil & Structural Engineer’s drawings. If the Contractor shall find any discrepancies between the above drawings, he shall immediately give written notice to the Architect/Engineer specifying the discrepancies.

You shall engage the service of a Licensed Land Surveyor acceptable to and approved by the Employer and the Architect for all land surveying works.

The Contractor is required to prepare and submit to the Employer and the Architect two (2) copies of setting out plans within one (1) month after Date of Commencement and As-Built plans [one (1) set tracing and six (6) sets prints] one (1) months before the issuance of Certificate of Practical Completion; both of which shall be endorsed by the licensed Land Surveyor.

Ar. TAY BOON LEONG PJK

B. Sc (HBP) HONS, B.Arch, A.P.A.M., AIPDM

Letter of Acceptance

B.L. Tay

Architect

502-C, Jalan Tanjung Bungah, 11200 Penang

Tel: (04) 8902033 (Hunting) Fax: (04) 8902055

E-mail: project@blt-archi.com/bltarchi@streamyx.com

Web Page : www. Blt-archi.com

9.	Site Agent

You shall provide at least one (1) full time competent and experienced site agent to be approved by the Architect to solely and constantly be in charge of the Works. In addition, you shall provide adequate site supervisory personnel to implement the Works smoothly.

10.	Employment of Foreign Workers

You are responsible for all foreign workers’ entry in accordance with the requirements of the relevant immigration laws and regulations. You shall also be responsible for obtaining their work permits from the relevant Authorities. The Employer and the Consultants shall be absolved from all responsibility pertaining to this matter.

11.	Other Contractors On Site

Your attention is drawn to Bill No.1 - Preliminaries and General Conditions pertaining to the presence on site of other contractors/specialists directly employed by the Employer. As such, you shall organise your works in close liaison with these Contractors/Specialists to ensure that works are smoothly carried out to meet the targeted completion date.

12.	Area of Operations And Access

Only very limited areas will be handed over to you for your temporary site facilities, access etc. and you have to share the access and egress points with other Contractors engaged by the Employer. No claims will be entertained in respect of any inconvenience or hindrance met by you due to sharing of the access and egress point with other Contractors.

13.	Safety Regulations

The Contractor shall be deemed to have read and understood all safety rules and regulations on the site and it is his responsibility to ensure full compliance with the requirements of Department of Occupations, Safety and Health (DOSH) at all times, failing which he is to bear all costs an expenses incurred by way of fines imposed by the relevant Authorities. The Employer and all the Consultants shall be absolved from all responsibility pertaining to this matter.

14.	CIDB Registration and Levy

The Contractor is required to be registered with the Construction Industry Development Board (CIDB) and shall be responsible to pay all fees and levies in connection and submit a copy of the CIDB registration and receipt of fees and levies to the Architect.

Ar. TAY BOON LEONG PJK

B. Sc (HBP) HONS, B.Arch, A.P.A.M., AIPDM

Letter of Acceptance

B.L. Tay

Architect

502-C, Jalan Tanjung Bungah, 11200 Penang

Tel: (04) 8902033 (Hunting) Fax: (04) 8902055

E-mail: project@blt-archi.com/bltarchi@streamyx.com

Web Page : www. Blt-archi.com

15.	Abatement of Pollution

The works shall be carried out in such a manner as to minimise noise, vibration, dust, smoke and other nuisance that may disturb the occupants of adjoining properties and the public.

All requirements by the Jabatan Alam Sekitar, Pulau Pinang shall be strictly adhered to.

16.	Protection of adjacent Properties

You shall take all necessary precautions to protect adjacent properties from damages, nuisance and noise and dust pollution, etc. You shall submit your proposal for the installation of any monitoring devices and procedures on the implementation of any preventive measures that are to be taken. A precondition survey of existing properties by an independent loss adjuster shall also be taken.

17.	Acceptance of Site

You shall accept the site as handed over to you on the day when you take over the site. You are also aware of the site constraints, levelling etc. No claim in this connection shall be entertained whatsoever.

18.	Certificate of Completion and Compliance

You shall prepare, and shall cause all your Sub-Contractors to prepare four (4) sets of the Certification of Completion and Compliance forms and drawings at all stages of Works to be signed and endorsed by relevant Consultants and the Contractor in accordance with the checklist provided in the Tender Documents.

Ar. TAY BOON LEONG PJK

B. Sc (HBP) HONS, B.Arch, A.P.A.M., AIPDM

Letter of Acceptance

B.L. Tay

Architect

502-C, Jalan Tanjung Bungah, 11200 Penang

Tel: (04) 8902033 (Hunting) Fax: (04) 8902055

E-mail: project@blt-archi.com/bltarchi@streamyx.com

Web Page : www. Blt-archi.com

Until such time formal Contract Documents are being prepared and executed between you and the Employer, your Tender Documents together with the duly signed copies of this letter shall constitute a binding contract between you and the Employer.

In the mean time, please submit the following to us for approval prior to the Date of Commencement:-

a)	A detailed works programme outlining sequence of works;

b)	Insurance policies in accordance with Bill No. 1 of the Tender Documents; and

c)	Performance bond in accordance with Bill No. 1 of the Tender Documents.

Yours faithfully,

/s/ [Signature Illegible]

B. L. TAY ARCHITECT

c.c	Messrs. Altera Corporation (M) Sdn. Bhd.
Messrs. N & A Consultants Sdn. Bhd.
Messrs. Pen Konsult Sdn. Bhd
Messrs. Unitech QS Consultancy Sdn. Bhd.

Ar. TAY BOON LEONG PJK

B. Sc (HBP) HONS, B.Arch, A.P.A.M., AIPDM

Letter of Acceptance

B.L. Tay

Architect

502-C, Jalan Tanjung Bungah, 11200 Penang

Tel: (04) 8902033 (Hunting) Fax: (04) 8902055

E-mail: project@blt-archi.com/bltarchi@streamyx.com

Web Page : www. Blt-archi.com

CADANGAN MENDIRIKAN SEBUAH PEJABAT DAN MAKMAL 3 TINGKAT, DI ATAS LOT 15834 MEDAN BAYAN LEPAS, BAYAN LEPAS TECHNOPLEX, MUKIM 12, KAWASAN PERINDUSTRIAN BAYAN LEPAS, DAERAH BARAT DAYA, PULAU PINANG

Main Contract Works - Letter of Acceptance

ENDORSEMENT BY EMPLOYER

I, Chris Oh in the capacity of VP/Managing Director. duly authorised to sign for and on behalf of ALTERA CORPORATION (M) SDN. BHD. hereby endorses the contents of this Letter of Acceptance.

/s/ [Signature Illegible]	/s/ [Signature Illegible]
(Signature and stamp of Employer)	(Witness)

Date: Jan. 11/2008	Name: Tan Cheow Pin NRIC: 6705026-07-5043 Date: 11 January 2008

[Stamp of Altera Corporation (M) Sdn Bnd

(332384-V)]

Ar. TAY BOON LEONG PJK

B. Sc (HBP) HONS, B.Arch, A.P.A.M., AIPDM

Letter of Acceptance

B.L. Tay

Architect

502-C, Jalan Tanjung Bungah, 11200 Penang

Tel: (04) 8902033 (Hunting) Fax: (04) 8902055

E-mail: project@blt-archi.com/bltarchi@streamyx.com

Web Page : www. Blt-archi.com

CADANGAN MENDIRIKAN SEBUAH PEJABAT DAN MAKMAL 3 TINGKAT, DI ATAS LOT 15834 MEDAN BAYAN LEPAS, BAYAN LEPAS TECHNOPLEX, MUKIM 12, KAWASAN PERINDUSTRIAN BAYAN LEPAS, DAERAH BARAT DAYA, PULAU PINANG

Main Contract Works - Letter of Acceptance

ACKNOWLEDGEMENT

I, _________________________________ in the capacity of _________________________________ duly authorised to sign for and on behalf of NAKANO CONSTRUCTION SDN. BHD. hereby confirm acceptance of the terms and conditions stipulated in this letter.

(Signature and stamp of Contractor)	(Witness)

Date :	Name :

NRIC :

Date :

Ar. TAY BOON LEONG PJK

B. Sc (HBP) HONS, B.Arch, A.P.A.M., AIPDM